Third Quarter 2023 Investor Presentation / November 2023 CSE: TRUL OTCQX: TCNNF Exhibit 99.2

www.trulieve.com 2 Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. These forward-looking statements relate to Trulieve’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve’s 2023 objectives for cash generation and preservation and investment, Trulieve’s financial targets, and its plans for potential acquisitions and expansion of the Company’s operations. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

www.trulieve.com 3 Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted net income, adjusted earnings per share, adjusted EBITDA, and free cash flow. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

www.trulieve.com 4 Agenda • Third Quarter 2023 Financial and Operational Highlights • Retail Highlights • Recent Developments • Tax Position • 2023 Objectives • Financial Targets • Financial Highlights

www.trulieve.com 5 Third Quarter 2023 Financial and Operational Highlights* • Revenue $275 million, with 96% revenue from retail sales • GAAP gross profit of $143 million and 52% gross margin, improved by 2% sequentially • SG&A expenses of $94 million, lowered by $2 million sequentially • Net loss of $25 million • Adjusted net loss of $15 million excludes non-recurring charges, disposals and discontinued operations • EBITDA of $74 million or 27% of revenue and Adjusted EBITDA of $78 million or 28% of revenue • Cash flow from operations of $93 million • Free cash flow of $87 million • Generated cash flow from operations excluding tax payments of $184 million year to date • Purchased $57 million face value senior secured 2026 notes for $47.6 million, which represents a 16.5% discount to par, plus accrued interest • Opened dispensaries in Pace and Sanford, FL, Evans and Pooler, GA, and Columbus, OH • Relocated one dispensary in Kissimmee, FL * Adjusted net loss, adjusted EBITDA, and free cash flow are Non-GAAP financial measures. See slides 14-16 for reconciliation to GAAP for all Non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 6 Retail Highlights • Revenue $275 million • Retail revenue of $263 million o Customer retention 65% companywide o Customer retention 74% medical only • Sold over 11 million branded products • Maryland recreational sales launched July 1, 2023 o 235% increase in traffic o 175% increase in sales per store • Exited the quarter with 32% of retail locations outside of the state of Florida

www.trulieve.com 7 Recent Developments • Announced full redemption of $130 million of senior secured notes due June 18, 2024 with redemption date of December 1, 2023 • Filed amended federal tax returns for 2019, 2020, and 2021 claiming a $143 million refund from taxes paid • On November 8, 2023, the Florida Supreme Court heard oral arguments regarding the Smart and Safe Florida ballot initiative for adult use, with ruling expected prior to April 2024 • Launched distribution through independent pharmacies in Georgia • Added retail locations in Apollo Beach and Marianna, FL and relocated one dispensary in Melbourne, FL • Currently operate 190 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States

www.trulieve.com 8 Tax Position • In October, Trulieve filed amended federal tax returns for 2019, 2020, and 2021 claiming a $143 million refund from taxes paid • Trulieve intends to make tax payments as a customary U.S. taxpayer without tax liabilities associated with 280E of the tax code • Trulieve has already made estimated tax payments for 2022 and 1H:2023 including ordinary tax and 280E tax liabilities • Cash taxes paid year to date through September total $113 million • Trulieve did not pay cash taxes in Q3:23 due to the deferral until February 2024 for businesses impacted by Hurricane Idalia

www.trulieve.com 9 2023 Objectives Cash Preservation • Successfully reduced operating expenses through business optimization initiatives • Balanced promotional activity and inventory reduction measures to preserve margin • Exited underperforming assets and markets Cash Generation • Streamlined operations to focus on cash generation • Reduced inventory across multiple markets, generating $47 million in cash • Ramped new lower cost 750K indoor production facility Investments in the Future: • Smart and Safe Florida Campaign • New market and retail development • Technology platforms for integrated commerce environment • Consideration of strategic M&A opportunities

Financials

www.trulieve.com 11 Financial Targets Financial Targets: • Anticipate fourth quarter revenue will be down low single digits compared to the third quarter o Contribution from Ohio VIE may be excluded o Q4 revenue influenced by promotional activity and consumer behavior • Operating cash flow in 2023 will exceed target of $100 million • Q4 capital expenditures expected to be approximately $10 million • Expect free cash flow of at least $70 million in 2023 • Add 15 - 20 new dispensaries, relocate up to 6 Financial Position: • $199 million in cash as of September 30, 2023

Financial Highlights*

INCOME STATEMENT HIGHLIGHTS

(USD millions, except per share data)	Q3:23	Q2:23	Q1:23	Q4:22	Q3:22	Q2:22	Q1:22	2022
Revenue	275.2	281.8	285.2	298.5	295.4	313.8	310.6	1218.2
Gross Profit	142.9	141.6	150.2	157.1	168.7	183.4	179.9	689.0
Gross Margin	51.9%	50.3%	52.6%	52.6%	57.1%	58.4%	57.9%	56.6%
Adjusted Gross Profit	143.1	143.3	150.2	161.1	172.5	183.2	184.6	701.4
Adjusted Gross Margin	52.0%	50.9%	52.7%	54.0%	58.4%	58.4%	59.5%	57.6%
SG&A	93.9	96.0	100.0	122.8	111.9	107.5	104.9	447.0
SG&A as % Revenue	34.1%	34.1%	35.1%	41.1%	37.9%	34.2%	33.8%	36.7%
Adjusted SG&A	84.6	81.1	86.7	94.0	90.4	90.5	93.5	368.4
Adjusted SG&A as % Revenue	30.7%	28.8%	30.4%	31.5%	30.6%	28.8%	30.1%	30.2%
Depreciation and Amortization	27.0	26.1	29.6	29.8	29.5	29.4	27.8	116.4
Net (Loss) Income**	(25.4)	(403.8)	(64.1)	(77.0)	(114.6)	(22.5)	(32.0)	(246.1)
Net (Loss) Income Continuing Operations	(22.9)	(342.1)	(34.3)	(64.4)	(72.6)	(18.7)	(27.0)	(182.8)
Adjusted Net (Loss) Income	(14.7)	(14.7)	(17.8)	(34.2)	7.9	2.8	4.7	(18.9)
EPS**	(0.13)	(2.14)	(0.34)	(0.41)	(0.61)	(0.12)	(0.17)	(1.31)
EPS Continuing Operations	(0.12)	(1.80)	(0.18)	(0.33)	(0.38)	(0.09)	(0.14)	(0.9)
Adjusted EPS	(0.08)	(0.08)	(0.09)	(0.18)	0.04	0.01	0.03	(0.10)
Adjusted EBITDA	77.7	78.7	78.1	82.4	99.6	111.0	105.0	397.1
Adjusted EBITDA Margin	28.2%	27.9%	27.4%	27.6%	33.7%	35.4%	33.8%	32.6%

*Adjusted net income, adjusted EPS, adjusted EBITDA and adjusted EBITDA Margin are Non-GAAP financial measures. See slides 14-16 for reconciliation to GAAP for all Non-GAAP financial measures.

**Includes discontinued operations.



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www.trulieve.com 13 Financial Highlights SHARE COUNT ESTIMATE (millions as of September 30, 2023 on as if converted basis) Subordinate Voting Shares 159.8 Multiple Voting Shares* 0.3 Total Shares Outstanding 186.0 *converted at 100 subordinate shares per 1 multiple voting share Employee Stock Options/RSUs 5.3 excludes 2.2 million unexercisable options excludes 3.286 million nonvested RSUs Pro Forma Estimated Shares 191.3

www.trulieve.com 14 Reconciliation of Non-GAAP Financial Measures Net Loss GAAP $ (25.4) $ (114.6) $ (403.8) $ (493.4) $ (169.0) Add (Deduct) Impact of: Interest Expense $ 20.8 $ 17.7 $ 18.9 $ 60.9 $ 52.2 Provision For Income Taxes $ 36.6 $ 28.4 $ 34.0 $ 105.9 $ 116.8 Depreciation and Amortization $ 27.0 $ 29.5 $ 26.1 $ 82.6 $ 86.6 Depreciation in COGS $ 14.6 $ 13.2 $ 16.0 $ 42.8 $ 34.9 EBITDA $ 73.7 $ (25.8) $ (308.9) $ (201.1) $ 121.5 Impairment of Goodwill $ --- $ --- $ 307.6 $ 307.6 $ --- Impairments and Disposals of Long-lived Assets, Net $ (1.2) $ 54.6 $ 3.3 $ 5.5 $ 76.2 Results of Discontinued Operations $ 2.9 $ 42.4 $ 63.9 $ 97.9 $ 53.2 Acquisition and Transaction Costs $ --- $ 7.0 $ --- $ --- $ 17.2 Integration and Transition Costs $ 8.5 $ 6.7 $ 5.7 $ 16.1 $ 17.1 Other Non-Recurring Costs $ --- $ 1.9 $ --- $ --- $ 11.6 Share-Based Compensation $ 4.5 $ 4.3 $ 0.5 $ 7.4 $ 14.6 Legislative Campaign Contributions $ 0.5 $ 10.0 $ 8.6 $ 19.6 $ 10.0 Inventory Step Up Fair Value $ --- $ --- $ --- $ --- $ 1.0 Covid Related Expenses $ --- $ 0.2 $ --- $ --- $ 0.8 Other (Income) Expense, net $ (11.2) $ (0.4) $ (2.0) $ (18.1) $ (3.0) Fair Value of Derivative Liabilities - Warrants $ --- $ (0.4) $ --- $ (0.3) $ (2.6) Results of Entities Not Legally Controlled $ --- $ (0.9) $ --- $ --- $ (1.9) Adjusted EBITDA Non-GAAP $ 77.7 $ 99.6 $ 78.7 $ 234.6 $ 315.5 For the Nine Months Ended September 30, 2023 September 30, 2022(Amounts expressed in millions of United States dollars) For the Three Months Ended September 30, 2023 September 30, 2022 June 30, 2023

Reconciliation of Non-GAAP Financial Measures

(Amounts expressed in millions of United States dollars)	For the Three Months Ended September 30, 2023	For the Three Months Ended September 30, 2022	For the Three Months Ended June 30, 2023	For the Nine Months Ended September 30, 2023	For the Nine Months Ended September 30, 2022
Net Loss GAAP	$ (25.4)	$ (114.6)	$ (403.8)	$ (493.4)	$ (169.0)
Add (Deduct) Impact of:					
Impairment of Goodwill	$ ---	$ ---	$ 307.6	$ 307.6	$ ---
Fair Value of Derivative Liabilities - Warrants	$ ---	$ (0.4)	$ ---	$ (0.3)	$ (2.6)
Inventory Step Up Fair Value	$ ---	$ ---	$ ---	$ ---	$ 1.0
Transaction, Acquisition, and Integration Costs	$ 8.5	$ 15.5	$ 5.7	$ 16.1	$ 45.9
Legislative Campaign Contributions	$ 0.5	$ 10.0	$ 8.6	$ 19.6	$ 10.0
Covid Related Expenses	$ ---	$ 0.2	$ ---	$ ---	$ 0.8
Impairments and Disposals of Long-lived Assets, Net	$ (1.2)	$ 54.6	$ 3.3	$ 5.5	$ 76.2
Results of Discontinued Operations	$ 2.9	$ 42.4	$ 63.9	$ 97.9	$ 53.2
Adjusted Net (Loss) Income Non-GAAP	$ (14.7)	$ 7.9	$ (14.7)	$ (47.0)	$ 15.4

(Amounts expressed are per share)	For the Three Months Ended September 30, 2023	For the Three Months Ended September 30, 2022	For the Three Months Ended June 30, 2023	For the Nine Months Ended September 30, 2023	For the Nine Months Ended September 30, 2022
Loss Per Share GAAP	$ (0.13)	$ (0.61)	$ (2.14)	$ (2.61)	$ (0.90)
Add (Deduct) Impact of:					
Impairment of Goodwill	$ ---	$ ---	$ 1.63	$ 1.63	$ ---
Fair Value of Derivative Liabilities - Warrants	$ ---	$ (0.00)	$ ---	$ (0.00)	$ (0.01)
Inventory Step Up Fair Value	$ ---	$ ---	$ ---	$ ---	$ 0.01
Transaction, Acquisition, and Integration Costs	$ 0.04	$ 0.08	$ 0.03	$ 0.09	$ 0.24
Legislative Campaign Contributions	$ 0.00	$ 0.05	$ 0.05	$ 0.10	$ 0.05
Covid Related Expenses	$ ---	$ 0.00	$ ---	$ ---	$ 0.00
Impairments and Disposals of Long-lived Assets, Net	$ (0.01)	$ 0.29	$ 0.02	$ 0.03	$ 0.41
Results of Discontinued Operations	$ 0.02	$ 0.23	$ 0.34	$ 0.52	$ 0.28
Adjusted Earnings Per Share Non-GAAP	$ (0.08)	$ 0.04	$ (0.08)	$ (0.25)	$ 0.08



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www.trulieve.com 16 Reconciliation of Non-GAAP Financial Measures Cash Flow From Operating Activities $ 93.4 $ (21.6) $ (23.5) $ 70.4 $ (31.9) Payments for Property and Equipment $ (6.3) $ (37.6) $ (11.0) $ (31.0) $ (130.4) Free Cash Flow $ 87.2 $ (59.2) $ (34.5) $ 39.4 $ (162.3) (Amounts expressed in millions of United States dollars) For the Three Months Ended For the Nine Months Ended September 30, 2023 September 30, 2022 June 30, 2023 September 30, 2023 September 30, 2022

www.trulieve.com 17 Regional Hubs: Cultivation, Processing, Retail Capacity FL PA AZ MDWVCO CT GA 190 Stores As of November 9, 2023 All stores owned, operated, or affiliated >4 M ft2 Cultivation & Processing As of September 30, 2023 SOUTHWEST 21 stores >0.25M ft2 cultivation & processing NORTHEAST 35 stores >0.45M ft2 cultivation & processing SOUTHEAST 134 stores >3.3M ft2 cultivation & processing OH

www.trulieve.com 18 House of Brands Trulieve Brands VA LU E M ID P RE M IU M Partner Brands

Thank You CSE: TRUL OTCQX: TCNNF @Trulieve/@Trulieve_IR ir@trulieve.com